Exhibit 99.2
Last Updated 10/27/2006
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2006 and 2005

		3 Mo. Ended September			9 Mo. Ended September
Line		2006	2005	Incr (Decr)	2006	2005	Incr (Decr)
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$169	$61	$108	$257	$152	$105
2	Pinnacle West Energy	—	(71)	71	—	(80)	80
3	APS Energy Services	(2)	—	(2)	(1)	(3)	2
4	SunCor	17	7	10	47	26	21
5	El Dorado	—	—	—	(2)	(1)	(1)
6	Parent Company	—	88	(88)	6	105	(99)

7	Income From Continuing Operations	184	85	99	307	199	108

8	Income (Loss) From Discontinued Operations — Net of Tax	—	19	(19)	2	(44)	46
9	Cumulative Effect of Change in Accounting — Net of Tax	—	—	—	—	—	—

10	Net Income	$184	$104	$80	$309	$155	$154

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

11	Arizona Public Service	$1.69	$0.62	$1.07	$2.57	$1.59	$0.98
12	Pinnacle West Energy	—	(0.72)	0.72	—	(0.83)	0.83
13	APS Energy Services	(0.02)	—	(0.02)	(0.01)	(0.03)	0.02
14	SunCor	0.17	0.07	0.10	0.47	0.27	0.20
15	El Dorado	—	(0.01)	0.01	(0.02)	(0.01)	(0.01)
16	Parent Company	—	0.90	(0.90)	0.06	1.09	(1.03)

17	Income From Continuing Operations	1.84	0.86	0.98	3.07	2.08	0.99

18	Income (Loss) From Discontinued Operations — Net of Tax	—	0.19	(0.19)	0.03	(0.46)	0.49
19	Cumulative Effect of Change in Accounting — Net of Tax	—	—	—	—	—	—

20	Net Income	$1.84	$1.05	$0.79	$3.10	$1.62	$1.48

21	BOOK VALUE PER SHARE	$34.07 *	$35.81	$(1.74)	$34.07 *	$35.81	(1.74)

	COMMON SHARES OUTSTANDING (Thousands)
22	Average — Diluted	99,973	98,816	1,157	99,723	95,755	3,968
23	End of Period	99,648	98,881	767	99,648	98,881	767

*	Estimate
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Last Updated 10/27/2006
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2006 and 2005

		3 Mo. Ended September			9 Mo. Ended September
Line		2006	2005	Incr (Decr)	2006	2005	Incr (Decr)
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
24	Residential	$490	$414	$76	$1,029	$872	$157
25	Business	371	308	63	937	798	139

26	Total retail	861	722	139	1,966	1,670	296
	Wholesale revenue on delivered electricity
27	Traditional contracts	12	9	3	25	17	8
28	Off-system sales	—	8	(8)	34	20	14
29	Transmission for others	7	7	—	19	21	(2)
30	Other miscellaneous services	7	7	—	22	21	1

31	Total regulated operating electricity revenues	887	753	134	2,066	1,749	317

	MARKETING AND TRADING SEGMENT
32	Electricity and other commodity sales	85	107	(22)	259	267	(8)

33	Total operating electric revenues	$972	$860	$112	$2,325	$2,016	$309

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
34	Residential	4,720	4,449	271	10,423	9,705	718
35	Business	4,222	4,100	122	11,392	10,826	566

36	Total retail	8,942	8,549	393	21,815	20,531	1,284
	Wholesale electricity delivered
37	Traditional contracts	321	269	52	717	624	93
38	Off-system sales	300	212	88	1,497	810	687
39	Retail load hedge management	622	1,026	(404)	1,227	2,478	(1,251)

40	Total regulated electricity	10,185	10,056	129	25,256	24,443	813

	MARKETING AND TRADING SEGMENT
41	Wholesale sales of electricity	4,841	7,263	(2,422)	12,594	18,332	(5,738)

42	Total electric sales	15,026	17,319	(2,293)	37,850	42,775	(4,925)

See Glossary of Terms

Last Updated 10/27/2006
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2006 and 2005

		3 Mo. Ended September			9 Mo. Ended September
Line		2006	2005	Incr (Decr)	2006	2005	Incr (Decr)
	POWER SUPPLY ADJUSTOR (“PSA”) — REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

43	Deferred fuel and purchased power regulatory asset - beginning balance	$175	$38	$137	$173	$—	$173
44	Deferred fuel and purchased power costs — current period	134	104	30	225	142	83
45	Interest on deferred fuel	2	1	1	6	1	5
46	Amounts recovered through revenues	(102)	—	(102)	(195)	—	(195)

47	Deferred fuel and purchased power regulatory asset - ending balance	$209	$143	$66	$209	$143	$66

	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
48	Electricity and other commodity sales, realized (a)	$8	$3	$5	$36	$33	$3
49	Mark-to-market reversals on realized sales (a) (b)	(1)	3	(4)	(3)	(5)	2
50	Change in mark-to-market value of forward sales	(3)	14	(17)	(2)	24	(26)

51	Total gross margin	$4	$20	$(16)	$31	$52	$(21)

	By Pinnacle West Entity

52	Parent company marketing and trading division	$5	$26	$(21)	$15	$53	$(38)
53	APS	(3)	(8)	5	8	(9)	17
54	Pinnacle West Energy	—	—	—	—	5	(5)
55	APS Energy Services	2	2	—	8	3	5

56	Total gross margin	$4	$20	$(16)	$31	$52	$(21)

Future Marketing and Trading Mark-to-Market Realization
As of September 30, 2006, Pinnacle West had accumulated net mark-to-market gains of $40 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2006, $8 million; 2007, $17 million; and 2008, $15 million.

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 48 and in line 49 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 48 are included in line 49. For example, line 49 shows that a prior-period mark-to-market gain of $1 million was transferred to “realized” for the third quarter of 2006. A $1 million realized gain is included in the $8 million on line 48 for the third quarter of 2006.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.
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Last Updated 10/27/2006
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2006 and 2005

		3 Mo. Ended September			9 Mo. Ended September
Line		2006	2005	Incr (Decr)	2006	2005	Incr (Decr)
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
57	Residential	935,523	895,789	39,734	932,241	891,422	40,819
58	Business	116,009	111,648	4,361	114,794	110,700	4,094

59	Total	1,051,532	1,007,437	44,095	1,047,035	1,002,122	44,913
60	Wholesale customers	76	78	(2)	76	78	(2)

61	Total customers	1,051,608	1,007,515	44,093	1,047,111	1,002,200	44,911

62	Customer growth (% over prior year)	4.4%	4.5%	(0.1)%	4.5%	4.2%	0.3%

	RETAIL SALES (GWH) — WEATHER NORMALIZED

63	Residential	4,776	4,421	355	10,395	9,765	630
64	Business	4,232	4,120	112	11,410	10,871	539

65	Total	9,008	8,541	467	21,805	20,636	1,169

	RETAIL USAGE (KWh/Average Customer)

66	Residential	5,045	4,967	78	11,181	10,887	294
67	Business	36,394	36,723	(329)	99,238	97,795	1,443

	RETAIL USAGE — WEATHER NORMALIZED (KWh/Average Customer)

68	Residential	5,105	4,935	170	11,151	10,954	197
69	Business	36,477	36,899	(422)	99,395	98,202	1,193

	ELECTRICITY DEMAND (MW)

70	System peak demand	7,652	7,000	652	7,652	7,000	652
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Last Updated 10/27/2006
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2006 and 2005

		3 Mo. Ended September			9 Mo. Ended September
Line		2006	2005	Incr (Decr)	2006	2005	Incr (Decr)
	ENERGY SOURCES (GWH)

	Generation production
71	Nuclear	2,202	2,147	55	5,120	6,013	(893)
72	Coal	3,574	3,574	—	9,839	9,602	237
73	Gas, oil and other	2,433	3,064	(631)	5,756	6,321	(565)

74	Total generation production	8,209	8,785	(576)	20,715	21,936	(1,221)

	Purchased power
75	Firm load	1,962	1,589	373	4,067	3,055	1,012
76	Marketing and trading	5,607	7,795	(2,188)	14,912	19,611	(4,699)

77	Total purchased power	7,569	9,384	(1,815)	18,979	22,666	(3,687)

78	Total energy sources	15,778	18,169	(2,391)	39,694	44,602	(4,908)

	POWER PLANT PERFORMANCE

	Capacity Factors
79	Nuclear	88%	88%	0%	69%	83%	(14)%
80	Coal	94%	95%	(1)%	87%	86%	1%
81	Gas, oil and other	34%	39%	(5)%	26%	29%	(3)%
82	System average	61%	62%	(1)%	51%	54%	(3)%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)(a)
83	Nuclear	97	107	(10)	119	163	(44)
84	Coal	62	47	15	62	162	(100)
85	Gas	109	140	(31)	53	172	(119)

86	Total	268	294	(26)	234	497	(263)

(a)	Includes planned and unplanned outages
See Glossary of Terms

Last Updated 10/27/2006
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2006 and 2005

		3 Mo. Ended September			9 Mo. Ended September
Line		2006	2005	Incr (Decr)	2006	2005	Incr (Decr)
	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
87	Palo Verde	$65.89	$78.94	$(13.05)	$58.10	$60.67	$(2.57)
88	SP15	$71.89	$83.21	$(11.32)	$61.87	$64.70	$(2.83)
	Off-Peak
89	Palo Verde	$38.45	$52.35	$(13.90)	$36.25	$40.81	$(4.56)
90	SP15	$43.94	$56.08	$(12.14)	$38.82	$43.92	$(5.10)

	WEATHER INDICATORS

	Actual
91	Cooling degree-days	2,455	2,583	(128)	4,238	4,155	83
92	Heating degree-days	—	—	—	468	458	10
93	Average humidity	33%	29%	4%	26%	35%	(9)%
	10-Year Averages
94	Cooling degree-days	2,541	2,541	—	4,187	4,187	—
95	Heating degree-days	—	—	—	545	545	—
96	Average humidity	33%	33%	0%	32%	32%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b) (d)
97	Single-family	4,397	8,000	(3,603)	21,996	30,369	(8,373)
98	Multi-family	2,031	2,038	(7)	7,894	5,424	2,470

99	Total	6,428	10,038	(3,610)	29,890	35,793	(5,903)

	Arizona Job Growth (c) (d)
100	Payroll job growth (% over prior year)	4.7%	6.1%	(1.4)%	5.1%	5.4%	(0.3)%
101	Unemployment rate (%, seasonally adjusted)	4.2%	4.8%	(0.6)%	4.3%	4.7%	(0.4)%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	Economic indicators reflect latest available data through periods ended August 31, 2006.
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